SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
October 13, 2003

TRACTOR SUPPLY COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-23314	13-3139732

(State or Other	(Commission File Number)	(I.R.S. Employer
Jurisdiction of		Identification No.)
Incorporation or
Organization)

320 Plus Park Boulevard, Nashville, Tennessee	37217

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code:	(615) 366-4600

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits
Item 9. Regulation FD Disclosure
SIGNATURE
Ex-99.1 Press Release

Item 7. Financial Statements and Exhibits

     (a)  Exhibits

99.1 Press Release dated October 13, 2003.

Item 9. Regulation FD Disclosure

On October 13, 2003, the Registrant issued a press release announcing its results for the third quarter and nine months ended September 27, 2003. A copy of the Registrant’s press release is attached as Exhibit 99.1 to this Current Report. This information is being provided pursuant to Item 12 of Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRACTOR SUPPLY COMPANY

Date:	October 16, 2003	By:	/s/ Calvin B. Massmann Calvin B. Massmann Senior Vice President- Chief Financial Officer and Treasurer (Duly Authorized Officer and Principal Financial Officer)